POWER OF ATTORNEY

The undersigned Director of AFBA Five Star Fund, Inc. (the "Registrant"), hereby appoints Ralph E. Eberhart, John A. Johnson, Kimberly E. Wooding and Andrew J. Welle as his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to said attorney, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                                      /s/ Monroe W. Hatch, Jr.
                                                      ----------------------
                                                      Monroe W. Hatch, Jr.




Dated May __, 2005

                                POWER OF ATTORNEY

The undersigned Director of AFBA Five Star Fund, Inc. (the "Registrant"), hereby appoints Ralph E. Eberhart, John A. Johnson, Kimberly E. Wooding and Andrew J. Welle as his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to said attorney, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                                                        /s/ Louis C. Wagner, Jr.
                                                        ----------------------
                                                        Louis C. Wagner, Jr.




Dated May __, 2005

                                POWER OF ATTORNEY

The undersigned Director of AFBA Five Star Fund, Inc. (the "Registrant"), hereby appoints Ralph E. Eberhart, John A. Johnson, Kimberly E. Wooding and Andrew J. Welle as his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to said attorney, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                                        /s/ John S. Fairfield
                                                        ----------------------
                                                        John S. Fairfield




Dated May __, 2005

                                POWER OF ATTORNEY

The undersigned Director of AFBA Five Star Fund, Inc. (the "Registrant"), hereby appoints Ralph E. Eberhart, John A. Johnson, Kimberly E. Wooding and Andrew J. Welle as his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to said attorney, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                               /s/ Henry J. Sechler
                                               ----------------------
                                               Henry J. Sechler




Dated May __, 2005

                                POWER OF ATTORNEY

The undersigned Director of AFBA Five Star Fund, Inc. (the "Registrant"), hereby appoints Ralph E. Eberhart, John A. Johnson, Kimberly E. Wooding and Andrew J. Welle as his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to said attorney, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                                         /s/ Ralph E. Eberhart
                                                         ----------------------
                                                         Ralph E. Eberhart




Dated May __, 2005

                                POWER OF ATTORNEY

The undersigned Director of AFBA Five Star Fund, Inc. (the "Registrant"), hereby appoints Ralph E. Eberhart, John A. Johnson, Kimberly E. Wooding and Andrew J. Welle as his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to said attorney, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                                     /s/ John A. Johnson
                                                     ----------------------
                                                     John A. Johnson




Dated May __, 2005

                                POWER OF ATTORNEY

The undersigned Director of AFBA Five Star Fund, Inc. (the "Registrant"), hereby appoints Ralph E. Eberhart, John A. Johnson, Kimberly E. Wooding and Andrew J. Welle as his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to said attorney, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                                     /s/ John C. Kornitzer
                                                     ----------------------
                                                     John C. Kornitzer




Dated May __, 2005